EXHIBIT 31.1
    CERTIFICATION
    I, Raj-Mohinder Gurm, certify that:
1)	I have reviewed this quarterly report on form 10-QSB of Natco
International Inc.
2)	Based on my knowledge, this quarterly report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;
3)	Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;
4)	The small business issuer's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in the Exchange Act Rules 13a-14 and 15d-14) for the small business issuer and have:
a)	Designed such disclosure controls and procedures to ensure that material information relating to the small business issuer,
including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;
b)	[Omitted in accordance with section III.E. of SEC Release No. 34-
47986];
c)	Evaluated the effectiveness of the small business issuer's
disclosure controls and procedures and presented in this report our conclusion about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
d)	Disclosed in this report any change in small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's forth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuers internal control over financial reporting; and
5) The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and audit committee of small business issuer's board of directors (or persons performing the equivalent functions):
a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial
information; and
b)	Any fraud, whether or not material, that involve management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: September 13, 2005                           /S/   Raj-Mohinder Gurm
                                             ---------------------------------
							    Chief Executive Officer and CFO